                                                                   EXHIBIT 10.23


                               PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of December 18, 1998 by and between DOLLAR FINANCIAL GROUP, INC., a New York corporation ("Lender"), and Jeffrey Weiss, an individual ("Pledgor").

                                   RECITALS
                                   --------

     WHEREAS, in connection with the Agreement and Plan of Merger, dated as of November 13, 1998 (the "Merger Agreement"), and pursuant to that certain Employment Agreement (the "Employment Agreement") dated as of the date hereof by and among Pledgor, Lender and DFG Holdings, Inc. ("Holdings"), Lender has agreed to make an interest-free loan (the "Loan") to Pledgor upon the terms and subject to the conditions set forth therein;

     WHEREAS, the obligation of Lender to make the Loan is subject to the consummation of the merger between Holdings and DFG Acquisition, Inc. (the "Merger") pursuant to the Merger Agreement;

     WHEREAS, it is a condition precedent to the obligation of Lender to make the Loan that the Pledgor shall have executed and delivered this Pledge Agreement to Lender;

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Obligations (as defined in Section 2 hereof), Pledgor hereby pledges and assigns to Lender, and grants to Lender a continuing security interest in, any and all right, title and interest of Pledgor in and to all shares of stock of Holdings owned by Pledgor, as listed on Schedule 1 attached hereto (the "Pledged
                               ----------
Shares"), and all other rights, contractual or otherwise, with respect thereto, and including, but not limited to, the following (collectively, the "Pledged Collateral"):

         (a) all shares or securities representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares;

         (b) without affecting the obligations of Pledgor under any provision prohibiting such action hereunder or under any other agreement, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation formed by or resulting from such consolidation or merger;

         (c) all now existing or hereafter arising rights of Pledgor under any stockholder's agreement pertaining to the Pledged Shares;

         (d) all now existing or hereafter arising rights of Pledgor, including, without limitation, all voting rights and all rights to payment of any kind, including cash and non-cash dividends and redemptions, instruments and other property from time to time received, receivable or otherwise distributed on account of, or in exchange for, the Pledged Shares; and

         (e) all proceeds and products of the foregoing, however and whenever acquired and in whatever form.

     2. Security for Pledgor's Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for the prompt performance and observance by Pledgor of all obligations of Pledgor under the Employment Agreement, the note between Lender and Pledgor (the "Note"), and this Pledge Agreement, whether now existing or hereafter incurred (collectively, the "Obligations").

     3. Delivery of the Pledged Collateral. Pledgor and Lender hereby agree that:

         (a)  Pledged Shares.  Pledgor shall deliver to Lender (i)
              --------------
     simultaneously with or prior to the execution and delivery of this Pledge Agreement all certificates representing the Pledged Shares and (ii) promptly upon the receipt thereof, all other certificates and instruments constituting Pledged Collateral. Prior to delivery to Lender, all such certificates and instruments constituting Pledged Collateral shall be held in trust by Pledgor for the benefit of Lender pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank. Upon the full and complete satisfaction of Pledgor's Obligation under a respective Note, Lender shall promptly return to Pledgor all of such applicable Pledged Collateral so delivered under such respective Note.

         (b)  Financing Statements.  Pledgor shall execute and deliver to Lender
              --------------------
     such UCC or other applicable financing statements as may be reasonably requested by Lender in order to perfect and protect the security interest created hereby in the Pledged Collateral.

     4. Representations and Warranties. Pledgor hereby represents and warrants to Lender that so long as any of Pledgor's Obligations remain outstanding:

         (a)  Title.  Pledgor has and will have good and indefeasible title to
              -----
     the Pledged Collateral and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any lien or other encumbrances other than pursuant to the terms of this Pledge Agreement and the Stockholders Agreement (as defined below);

         (b)  Exercising of Rights.  The exercise by Lender of its rights and
              --------------------
     remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting Pledgor or any of his property.

         (c)  Pledgor's Authority.  Pledgor has duly authorized, executed and
              -------------------
     delivered this Pledge Agreement and his Note. No authorization, approval or action by and no notice or filing with any governmental authority is required either (i) for the pledge made by Pledgor or for the granting of the security interest by Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by Lender of its rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

         (d)  Security Interest and Priority.  This Pledge Agreement creates a
              ------------------------------
     valid security interest, in favor of Lender, in the Pledged Collateral. The taking possession by Lender of the certificates representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of Lender's security interest in the Pledged Shares and, when properly perfected by filing or registration, in all other Pledged Collateral represented by such Pledged Shares and instruments securing Pledgor's Obligations. Except as set forth in this subsection 4(d), no action is necessary to perfect or otherwise protect such security interest.

     5. Covenants. Pledgor hereby covenants that, so long as any of Pledgor's Obligations remain outstanding, Pledgor shall:

         (a)  Defense of Title.  Warrant and defend title to and ownership of
              ----------------
     the Pledged Collateral at his own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of the Pledged Collateral or any interest therein, except as permitted under the Employment Agreement or that certain Amended and Restated Stockholders Agreement, dated the date hereof, among Holdings and the stockholders of Holdings parties thereto (the "Stockholders Agreement"), including as such is subsequently amended or restated.

         (b)  Further Assurances.  Promptly execute and deliver at his expense
              ------------------
     all further instruments and documents and take all further action that may be necessary and desirable or that Lender may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral (including without limitation any and all action necessary to satisfy Lender that Lender has obtained a first priority perfected security interest in any capital stock); (ii) enable Lender to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by Lender, delivering to Lender irrevocable proxies in respect of the Pledged Collateral.

     6. Events of Default. The occurrence of any of the following shall, at the option of Lender, constitute an Event of Default hereunder by Pledgor: (a) Pledgor defaults under any indebtedness owed to the Lender, which default remains uncured following the giving of any applicable notice or cure period;
(b) Pledgor defaults in any Obligation provided in this Pledge Agreement; (c) other than in a manner as described in Section 2.8.3(i) of the Stockholders Agreement, Pledgor sells or otherwise transfers the Pledged Collateral, whether or not such sale or other transfer is permitted by the terms of any stockholders or other agreements (other than Section 2.8.3(i) of the Stockholders Agreement) to which Pledgor and the Lender, and/or Holdings, are or may become parties;

(d) Pledgor defaults in any obligation provided in any other document or instrument now or hereafter evidencing, securing or otherwise relating to the Obligations; (e) Pledgor files a bankruptcy petition, a bankruptcy petition is filed against Pledgor (and such petition remains undischarged for 60 days thereafter), Pledgor makes a general assignment for the benefit of creditors or Pledgor admits in writing its inability to pay its obligations as they become due; (f) a receiver or similar official is appointed to any of Pledgor's assets or business; or (g) Pledgor's employment with Lender (including any successor entity) is terminated or Pledgor dies or becomes disabled; provided, however, in
                                                           --------  -------
the event of a termination of Pledgor by Lender not for cause (as such term is defined in the Employment Agreement or any future employment agreement by and between Pledgor and Lender, if any) or the death or disability of Pledgor, such Event of Default shall be reasonably held in abeyance (not to exceed 150 days) if Pledgor or his legal representative requires such additional 150 days to liquidate the Pledged Collateral in order to repay the Obligations.

     7. Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, Lender shall have, in respect of the Pledged Collateral pledged by the defaulting Pledgor, the rights and remedies of a secured party under the UCC or any other applicable law; including without limitation, the right to (a) foreclose or otherwise enforce Lender's security interest in any or all of the Pledged Collateral; (b) sell or otherwise dispose of the Pledged Collateral or a part thereof at one or more public or private sales; (c) require Pledgor to assemble the Pledged Collateral owned by Pledgor and make such available to Lender; or (d) retain such Pledged Collateral in exchange for cancellation of Pledgor's obligations under his Note. Upon any sale or disposition of the Pledged Collateral pursuant to this Pledge Agreement, Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Collateral or portion thereof so sold or disposed of. Each purchaser (including without limitation, Lender, if applicable) at any such sale or other disposition shall hold the Pledged Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Pledgor and Pledgor specifically waives all rights of redemption, stay or appraisal (to the fullest extent permitted by law) that Pledgor has or may have under any rule of law.

     8.  Rights of Lender.

         (a)  Power of Attorney.  Pledgor hereby designates and appoints Lender,
              -----------------
     and each of its designees or agents, as attorney-in-fact of Pledgor, irrevocably and with power of substitution, with authority to take any or all actions necessary upon the occurrence and during the continuance of an Event of Default. This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of Pledgor's Obligations remain outstanding. Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Lender in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. Lender shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact, except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on Lender solely to protect, preserve and realize upon its security interest in Pledged Collateral.

         (b)  Performance by Lender of Pledgor's Obligations.  If Pledgor fails
              ----------------------------------------------
     to perform any agreement or obligation contained herein, Lender itself may perform, or cause performance of, such agreement or obligation, and the expenses of Lender incurred in connection therewith shall be payable by Pledgor.

         (c) Assignment by Lender. Lender may from time to time assign the Pledgor's Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of Lender under this Pledge Agreement in relation thereto.

         (d)  Voting Rights in Respect of the Pledged Collateral.  Subject to
              --------------------------------------------------
     the terms of the Stockholders Agreement:

              (i) So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law, Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement; and

              (ii) Upon the occurrence and during the continuance of an Event of Default of Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section 8(d) shall cease and all such rights shall thereupon become vested in Lender which shall then have the sole right to exercise such voting and other consensual rights.

         (e)  Release of Pledged Collateral.  Lender may release any of the
              -----------------------------
     Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

     9. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of Pledgor's Obligations and any proceeds of any Pledged Collateral, when received by Lender in cash or its equivalent, will be applied in reduction of indebtedness constituting Pledgor's Obligations, and Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that Lender shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in Lender's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

     10. Costs of Counsel. If at any time hereafter upon the occurrence of an Event of Default, Lender employs counsel to prepare or consider amendments, waivers or consents with respect to this Pledge Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Pledge Agreement or relating to the Pledged Collateral, or to protect the Pledged Collateral or exercise any rights or remedies under this Pledge Agreement or with respect to the Pledged Collateral, then Pledgor agrees to promptly pay upon demand any and all such reasonable documented costs and expenses of Lender.

     11. Amendments, Waivers, Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except by prior written consent of each of Lender and Pledgor.

     12. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral (including without limitation in the event that the Pledged Collateral is transferred pursuant to
Section 2.8.3(i) of the Stockholders Agreement) and shall be binding upon Pledgor, his successors and assigns (which shall include without limitation any transferees of the Pledged Collateral pursuant to Section 2.8.3(i) of the Stockholders Agreement), and shall inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its successors and permitted assigns; provided, however, that Pledgor may not assign his rights or delegate
         --------  -------
his duties hereunder without the prior written consent of Lender.

     13. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

     14. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

     15. Governing Law, Submission to Jurisdiction, Venue. This Pledge Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania and of the United States of America, without regard to conflict of laws principles.

     16. Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provision or provisions.

     17. Survival. All representations and warranties of Pledgor hereunder shall survive the execution and delivery of this Pledge Agreement, the delivery of the Note and the making of the Loan.

     Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

LENDER:                                 DOLLAR FINANCIAL GROUP, INC.
------                                  a New York corporation

                                        By:________________________
                                        Name:______________________
                                        Title:_____________________

PLEDGOR:                                JEFFREY WEISS,
-------                                 an individual


                                        ___________________________

                                  Schedule 1
                                  ----------

                              Pledged Collateral


     Pledgor                            Number of Shares
     -------                            ----------------

     Jeffrey Weiss                      310.0775 (as security for the Executive Loan)